UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 21, 2004

PIVOTAL CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

000-26867	98-0366456

(Commission file number)	(I.R.S. Employer Identification No.)

Suite 700 – 858 Beatty Street
Vancouver, British Columbia, V6B 1C1

(Address of Principal Executive Offices and Zip Code)

Telephone (604) 699-8000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 9.  Regulation FD Disclosure

Pivotal Special Committee and chinadotcom Provide Further
Update on their Transaction

Vancouver, B.C. and Hong Kong – January 21, 2004 — The Special Committee of Pivotal Corporation (“Pivotal”) (Nasdaq: PVTL; TSX: PVT) and chinadotcom corporation (“chinadotcom”) (Nasdaq: CHINA) are providing a further update on developments which have occurred since the last joint press release.

The British Columbia Supreme Court has now issued an interim order permitting Pivotal to call a meeting of its securityholders to consider and approve the transaction with chinadotcom. The meeting will be held at 2:00 pm (Vancouver time) on February 23, 2004. Shareholders of record as of the close of business on January 21, 2004 will be entitled to receive notice of the meeting and to vote.

If the transactions are approved by all necessary securityholder votes, Pivotal expects to make an application to the British Columbia Supreme Court for final approval of the transactions on February 24, 2004 and the transactions would then be expected to close on February 25, 2004.

Full details regarding the proposed transactions and the meeting itself will be contained in the meeting materials which Pivotal expects to send to securityholders early next week.

Forward Looking Statements

This press release contains forward-looking statements, including those relating to the date of the extraordinary meeting of Pivotal’s shareholders to consider the transaction with chinadotcom and the closing of such transaction. Forward-looking statements include statements about plans and proposals for future actions, or events or conditions that may occur in the future. The words “believe,” “expect,” “intend,” “anticipate,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties and other factors that could cause actual events, conditions or results to differ materially from those anticipated in the forward-looking statements, as a result of a variety of risks, uncertainties and other factors, including, without limitation the possibility that conditions to closing of any acquisition agreement may not be satisfied, that one or more third parties may make competing acquisition proposals, commence litigation or take other action to seek to delay or prevent consummation of a transaction, or other events may cause Pivotal’s board to deem it advisable to hold the shareholders meeting at a different time or place than presently anticipated. Pivotal and chinadotcom assume no obligation to update forward-looking statements to reflect future events.

Investor and Press Contacts:

Mackenzie Partners —

Larry Dennedy (212) 929-5239 ldennedy@mackenziepartners.com	Daniel Burch (212) 929-5748 dburch@mackenziepartners.com

Media Relations

Jane Cheng, Public Relations Manager

Tel : Fax : e-mail :	(852) 2961 2750 (852) 2571 0410 jane.cheng@hk.china.com

Investor Relations

Craig Celek, US, VP, Investor Relations

Tel : Fax : e-mail :	1 (212) 661-2160 1 (973) 591 9976 craig.celek@hk.china.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

PIVOTAL CORPORATION

Date: January 21, 2004
/s/ Trevor Wiebe
Trevor Wiebe In-House Counsel and Corporate Secretary